Exhibit 99.1

Q219 Update Call August 14, 2019

Forward - Looking Statements This presentation includes forward - looking statements within the meaning of the Private Securities Litigation Reform Act that reflect our current views with respect to, among other things, our operations, business strategy, interpretation of prior development activities, plans to develop and commercialize our product candidates, potential market opportunity, financial performance and needs for additional financing. We have used words like "anticipate," "believe," "could," "estimate," "expect," "future," "intend," "may," "plan," "potential," "project," "will," and similar terms and phrases to identify forward - looking statements in this presentation. Readers are cautioned not to place undue reliance on these forward - looking statements. Actual results may differ materially from those indicated by these forward - looking statements as a result of risks and uncertainties impacting Summit Wireless’ business, including the ability to predict the timing of design wins entering production and the potential future revenue associated with design wins; rate of growth; the ability to predict customer demand for existing and future products and to secure adequate manufacturing capacity; consumer demand conditions affecting customers’ end markets; the ability to hire, retain and motivate employees; the effects of competition, including price competition; technological, regulatory and legal developments; developments in the economy and financial markets and other risks detailed from time to time in Summit Wireless’ filings with the Securities and Exchange Commission, including those described in our Registration Statement on Form S - 1 as amended, filed with the SEC on May 20, 2019. Forward - looking statements speak only as of the date of this presentation, and we undertake no obligation to review or update any forward - looking statement except as may be required by applicable law. 2

Q219 Update • WiSA YOY membership growth • TV brands from 2 to 7 • Total brands from 30+ to 60+ • But where’s the beef? • Products for 2019 Holiday Season • LG WiSA Launch • Addressable Market • Expected 2019 Milestones 3

( ) ( ) Expanding Membership More than 60 brands now part of WiSA 4

OTHER KEY PARTNERS TRANSMIT + SPEAKER PARTNERS ( ) ( ) TV PARTNERS ( ) Members by Category 5 System Audio A/S

Expected Fall Product Line-Up

(WiSA Ready™* TVs and Dongles, WiSA Certified™ AV Receivers, Soundbars & Speakers)

- LG OLED TVs
- LG Nano TVs
- B&O Speakers
- Harman Citation
- Harman Project #2
- Savant
- System Audio 3 products
- Primare
- Almando
- Klipsch
- Enclave #1
- Enclave #2
- Axiim Dongle
- LG Innotek Dongle
- Platin
- EC Living
- Golden Ear

Retail store fronts > 1,000 based on two US dominant speaker brands

SUMMIT WiSA 6

Launch Promotional Activity

8 TV recognizes USB WiSA “Ready” Transmitter WiSA loudspeakers found and assigned or reassigned WiSA Logo every time consumer changes volume Wireless loudspeakers connected in 2 - 3 seconds Easy Set Up Process Through TV User Interface 2 3 1 2 3 1

LG: Leader in Opening the WiSA Retail Market • LG Marketing team working closely with WiSA • WiSA key feature in LG dealer sales presentations • WiSA Ready logo on packaging (shown to the right) • WiSA trade press product reviews • WiSA page going onto LG website (next slide) • Web links from LG.com to Klipsch, Axiim and WiSA on LG.com • LG direct marketing to existing owners after the Klipsch launch 9

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BIG RETAIL WIN : + + + • 350 Magnolia Home Theaters within Best Buy stores • 250+ additional retailers globally • Point of Purchase displays providing multi - channel demo • Salespeople trained on WiSA , simplicity and quality • Klipsch launch starts in September 11

EVANGELIZING: Training Initiatives • WiSA training materials from LG • Training distribution: • LG sales team • LG Trainers who train the dealers on new products • Training portal for retailers • Retailers’ sales team, service personnel, installers • Best Buy training: • Magnolia Hi - Fi Team • Magnolia Custom designers • Geek Squad • Thousands of sets of eyes will see this document 12

FORTHCOMING LAUNCHES: Tana Freedom 8 CineHome II Additional products in development CineHome Transmitter Monaco Legend 60 Legend 40 Legend 5 CineHome Pro CineHome Premier Citation Link HD Wireless Sound Bar and Sub (image not available) 13

EU INITIATIVES: Aligning Strategies in Europe • Building off of the US initiatives and the High - End show in Munich • Speaker partners with European distribution: • Bang and Olufsen • System Audio • Harman • Klipsch • EC Living ( Electrocompaniet ) 14

AUGUST TRADE SHOW: • $15 Billion Buying Group, 3,500 members, 11,000 storefronts • WiSA products will be in four booths (LG, Klipsch, Enclave and WiSA) • LG supplying three 65” OLEDs for the WiSA booth • Klipsch will show Reference Wireless WiSA system ($1,999 (3.1) & $2,499 (5.1)) • Enclave will show two WiSA systems ($999 and $1,499) • LG will show Enclave CineHome Pro system ($1,499) • WiSA will show Klipsch, Axiim , and Enclave in its booth 15

WiSA Ready TV Market Opportunity Estimated SAM for LG TVs 16 Total Serviceable Market (SAM) Total Unit Volume 10M 20M 30M 25% External Audio Systems Attached* 2.5M 5.0M 7.5M 20% WiSA Attach Rate of Audio Systems* 0.5M 1.0M 1.5M AVG Configuration 3.1* 5 5 5 Total Number of Modules 2.5M 5.0M 7.5M Price per Module* $9.00 $9.00 $9.00 Potential Revenue $22.5M $45.0M $67.0M *Key Assumptions WiSA’s mission is to build retail and consumer awareness and deliver lower price solutions to optimize the market opportunity ( ) ( ) ( )

Expected 2019 Milestones • LG and speaker partners launching at retail • 10 to 13 projects projected to launch holiday season • Replenishment orders in Q4 on sell - through • Product in retailers representing > 1,000 storefronts • Five TV brand engagements @ CES 2020 • First IP customer engagement 17

17 * WiSA Ready TVs, gaming PCs and console systems are "ready" to transmit audio to WiSA Certified speakers when a WiSA USB Transmitter is plugged in and a user interface is activated through an APP or product design like LG TVs. © 2019 Summit Wireless Technologies, Inc. All rights reserved. Summit Wireless Technologies and the Summit Wireless logo are trademarks of Summit Wireless Technologies, Inc. The WiSA logo, WiSA, WiSA Ready, and WiSA Certified are trademarks, or certification marks of WiSA LLC. Third - party trade names, trademarks and product names are the intellectual property of their respective owners and product names are the intellectual property of their respective owners.